UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
June 13,  2012

Kronos Worldwide, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-31763	76-0294959
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2697
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(972) 233-1700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Item 1.02	Termination of a Material Definitive Agreement
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 13, 2012, the registrant entered into a $400 million term loan Credit Agreement (the "Credit Agreement") with Wells Fargo Bank, National Association, as Administrative Agent and Lender.  A portion of the net proceeds of the term loan were used by the registrant to refinance the 6.5% senior secured notes (“KII Senior Notes”) due April 2013 (Euro 279.2 million principal amount outstanding) issued by its wholly-owned subsidiary, Kronos International, Inc. (“KII”), which have been called for redemption on July 20, 2012 as discussed below.  The new $400 million term loan provides for an additional $100 million of term loan borrowings in the future under certain conditions.  The remaining net proceeds of the $400 million term loan, plus any additional term loan which might be borrowed in the future, will be used for general corporate purposes.  The Credit Agreement permits the continuation of the payment of regular quarterly dividends as well as the payment of special dividends.

Under the Credit Agreement, the new $400 million term loan:

•	bears interest, at the registrant’s option, at LIBOR (with LIBOR no less than 1.0%) plus 4.75% or the base rate plus 3.75%;
•
requires quarterly principal repayments of $5.0 million commencing in September 2012, other mandatory principal repayments of formula-determined amounts under specified conditions, voluntary principal prepayments at any time (without penalty), with any remaining principal balance due in June 2018;

•
is collateralized by, among other things, a first priority lien on (i) 100% of the common stock of certain of the registrant’s U.S. wholly-owned subsidiaries, (ii) 65% of the common stock or other ownership interest of the registrant’s Canadian subsidiary (Kronos Canada, Inc.,) and certain first-tier European subsidiaries (Kronos Titan GmbH and Kronos Denmark ApS) and (ii) a $362.1 million unsecured promissory note issued by KII to the registrant;

•	is also collateralized by a second priority lien on all of the assets which collateralize the registrant’s new Revolving Facility (as defined below);
•
contains a number of covenants and restrictions which, among other things, restrict the registrant’s ability to incur additional debt, incur liens, pay dividends or merge or consolidate with, or sell or transfer all or substantially all of the assets to, another entity, and requires the maintenance of a specified financial covenant (leverage to EBITDA, as defined in the Credit Agreement) to be less than or equal to 3.5 to 1.0; and

•	contains customary default provisions, including a default under any other indebtedness of the registrant and its subsidiaries in excess of $50 million.

The description herein of the Credit Agreement is qualified in its entirety, and the terms thereof are incorporated herein, by reference to the following documents:

(1)	the Credit Agreement, dated June 13, 2012, by and among the registrant and Wells Fargo Bank, National Association, filed as Exhibit 10.1 to this Form 8-K;

(2)
the Guaranty and Security Agreement, dated June 13, 2012, among the registrant, Kronos Louisiana, Inc., Kronos (US), Inc., Kronos International, Inc. and Wells Fargo Bank, National Association (the “Guaranty and Security Agreement”), filed as Exhibit 10.2 to this Form 8-K; and

(3)
the Intercreditor Agreement dated as of June 18, 2012, by and between Wells Fargo Capital Finance and Wells Fargo Bank, National Association, and acknowledged by the registrant, Kronos Louisiana, Inc. and Kronos (US), Inc. (the “Intercreditor Agreement”), filed as Exhibit 10.3 to this Form 8-K.

Also on June 13, 2012, KII sent a request to the trustee (“Trustee”) under the indenture dated as of April 11, 2006 (the “Indenture”) for the KII Senior Notes, asking that all remaining KII Senior Secured Notes be called for redemption on July 20, 2012.  The registrant directed that a portion of the funds from the new $400 million term loan pursuant to the Credit Agreement be irrevocably sent to the Trustee, in an amount sufficient to pay the principal, call premium of 1.0183% and all accrued and unpaid interest through the July 20, 2012 redemption date for all of the remaining outstanding KII Senior Secured Notes.   Upon the Trustee’s confirmation of receipt of such funds on June 14, 2012, the Trustee discharged KII’s obligations under the Indenture and released the liens on all collateral thereunder pursuant to a Satisfaction and Discharge of Indenture, Release, Assignment and Transfer (the “Satisfaction of Indenture”) issued by the Trustee.  The description herein of the Satisfaction of Indenture is qualified in its entirety, and the terms thereof are incorporated herein, by reference to the Satisfaction and Discharge of Indenture, Release, Assignment and Transfer, dated as of June 14, 2012, issued by The Bank of New York Mellon, formerly known as The Bank of New York, filed as Exhibit 10.4 to this Form 8-K.

On June 18, 2012, the registrant and certain of its North American subsidiaries entered into a new $125 million revolving bank credit facility (the “Revolving Facility”), which will also be used for general corporate purposes.   Among other things, the Revolving Facility:

•
provides for revolving borrowings by the registrant and certain of its North American subsidiaries in amounts up to $125 million through June 2017 (with revolving borrowings by the registrant’s Canadian subsidiary limited to $25 million), with available borrowings based on formula-determined amounts of eligible trade receivables and inventories of the borrowers (less any outstanding letters of credit issued under the Revolving Facility);

•	bears interest, at the registrant’s option, at the applicable LIBOR plus a margin ranging from 1.5% to 2.0%, or at the applicable base rate plus a margin ranging from 0.5% to 1.0%;
•	is collateralized by, among other things, a first priority lien on the borrowers’ trade receivables and inventories,;
•
contains a number of covenants and restrictions which, among other things, restricts the borrowers’ ability to incur additional debt, incur liens, pay dividends or merge or consolidate with, or sell or transfer all or substantially all of the assets to, another entity, and under certain conditions requires the maintenance of a specified financial covenant (fixed charge coverage ratio, as defined in the Revolving Facility) to be at least 1.0 to 1.0; and

•	contains customary default provisions, including a default under the new Credit Agreement.

The Credit Agreement, the Guaranty and Security Agreement, the Intercreditor Agreement and the Satisfaction of Indenture are each incorporated herein by reference to provide information regarding their respective terms. They are not intended to provide any other factual information about the matters covered therein.  Such agreements and instruments contain  representations  and warranties the parties thereto  made to,  and  solely  for,  the  benefit of each other and not for the benefit of any other party. Accordingly,  investors and stockholders  should  not  rely  on  those  representations  and  warranties  as characterizations  of the actual state of facts, since they were only made as of the  date  of  such  agreements  and  the  closing,  and may merely  reflect  agreed-upon  allocations  of risk among the parties to such agreements.  Moreover, information concerning the subject matter of those representations and warranties may change subsequent to the date of such agreements or documents or the closing.

Item 7.01	Regulation FD Disclosure.

The registrant hereby furnishes the information set forth in the press release issued on June 18, 2012, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information, including exhibit 99.1, the registrant furnishes under this Item number in this report is not deemed “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

The registrant will furnish a copy of any of the exhibits listed below upon payment of $4.00 per exhibit to cover our costs to furnish the exhibits.  Pursuant to Item 601(b)(4)(iii) of Regulation S-K, any instrument defining the rights of holders of long-term debt issues and other agreements related to indebtedness which do not exceed 10% of consolidated total assets as of December 31, 2011 will be furnished to the Commission upon request.

(d)	Exhibits

	Item No.	Exhibit Index

	10.1	Credit Agreement, dated June 13, 2012, by and among the registrant and Wells Fargo Bank, National Association.

	10.2	Guaranty and Security Agreement, dated June 13, 2012, among the registrant, Kronos Louisiana, Inc., Kronos (US), Inc., Kronos International, Inc. and Wells Fargo Bank, National Association.

10.3
Intercreditor Agreement dated as of June 18, 2012, by and between Wells Fargo Capital Finance and Wells Fargo Bank, National Association, and acknowledged by the registrant, Kronos Louisiana, Inc. and Kronos (US), Inc.

10.4
Satisfaction and Discharge of Indenture, Release, Assignment and Transfer, dated as of June 14, 2012, issued by The Bank of New York Mellon, formerly known as The Bank of New York, a New York banking corporation.

	99.1	Press release dated June 18, 2012 issued by the registrant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRONOS WORLDWIDE, INC.
(Registrant)

By: /s/ Gregory M. Swalwell
Date: June 18, 2012	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Item No.	Exhibit Index

10.1	Credit Agreement, dated June 13, 2012, by and among the registrant and Wells Fargo Bank, National Association.

10.2	Guaranty and Security Agreement, dated June 13, 2012, among the registrant, Kronos Louisiana, Inc., Kronos (US), Inc., Kronos International, Inc. and Wells Fargo Bank, National Association.

10.3
Intercreditor Agreement dated as of June 18, 2012, by and between Wells Fargo Capital Finance and Wells Fargo Bank, National Association, and acknowledged by the registrant, Kronos Louisiana, Inc. and Kronos (US), Inc.

10.4
Satisfaction and Discharge of Indenture, Release, Assignment and Transfer, dated as of June 14, 2012, issued by The Bank of New York Mellon, formerly known as The Bank of New York, a New York banking corporation.

99.1	Press release dated June 18, 2012 issued by the registrant.